AMENDMENT NO. 6 TO credit AGREEMENT

This AMENDMENT NO. 6 TO credit AGREEMENT (the “Amendment”), is dated as of April 18, 2024 and is made by and among INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (“ICD”), SIDEWINDER DRILLING LLC, a Delaware limited liability company (formerly known as ICD Operating LLC, and successor by merger to Patriot Saratoga Merger Sub, LLC) (“ICD Operating”, and together with ICD, each a “Borrower” and collectively, “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group and the Bank Product Providers  (in such capacity, together with its successors and assigns in such capacity, “Agent”) and the Lenders party hereto.

Recitals

Pursuant to that certain Credit Agreement, dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Borrowers, Agent and Lenders, Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement).

Borrowers have requested that Agent and Lenders agree to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have respective meanings ascribed to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. As of the effective date of this Amendment, the Credit Agreement is amended as follows:
(a)Section 1.1 - Eligible Accounts.  Clause (j) in the definition of “Eligible Accounts”, as set forth in Section 1.1 of the Credit Agreement, is amended and restated in its entirety to read as follows:

(j) (1) Accounts with respect to an Account Debtor (other than as set forth in clauses (j)(2) and (j)(3) below) whose Eligible Accounts owing to Borrowers exceed 15% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, solely to the extent of the obligations owing by such Account Debtor in excess of such percentage, (2) Accounts with respect to [Endeavour]1, whose Eligible Accounts owing to Borrowers exceed 25% (such percentage, as applied to such Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, solely to the extent of the obligations owing by such Account Debtor in excess of such percentage, and (3) Accounts with respect to [DiamondBack Energy]2, whose Eligible Accounts owing to Borrowers exceed 30% (such percentage, as applied

1 NTD: To provide full legal name

2 NTD: To provide full legal name

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to such Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, solely to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

3.No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.
4.Conditions Precedent. This effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

(a) The Agent (or its counsel) shall have received the following, in form and substance acceptable to Agent:

(i)a counterpart of this Amendment signed on behalf of each Loan Party and each Lender;

(ii)an Officer’s Certificate of each Loan Party certifying (i) that the resolutions of such Loan Party, which were certified and delivered to Agent pursuant to the Officer’s Certificate of such Loan Party dated October 1, 2018, continue in full force and effect and have not been terminated, amended or otherwise modified, and such resolutions authorize the execution and delivery of this Amendment, and any other agreement or instruments required hereunder by each Loan Party and the performance by each Loan Party of its obligations hereunder and thereunder, (ii) that the organizational documents of each Loan Party attached to such certificate are true, correct and complete copies of such organizational documents as in effect on the date hereof, and (iii) the names and genuine signatures of each of the officers and agents of such Loan Party who are authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of such Loan Party;

(iii)any and all other documents, instruments, writings, agreements, and information as Agent may reasonably request.

5.Representations and Warranties.  Each Borrower hereby represents and warrants to Agent and Lender as follows:
(a)Such Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by such Borrower and constitute the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable Federal and state bankruptcy and insolvency laws affecting generally the rights of creditors.
(b)The execution, delivery and performance by such Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation or the by-laws of such Borrower, or

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(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.
(c)All of the representations and warranties contained in Section 4 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date in which case such representations and warranties shall be correct in all material respects as of such earlier date.
(d)No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.
7.References.  As of the effective date of this Amendment, all references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
8.No Waiver.  The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or other document held by Agent or any Lender, whether or not known to Agent or any Lender and whether or not existing on the date of this Amendment.
9.Release.  Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and each member of the Lender Group, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
10.Costs and Expenses.  Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Agent on demand for all costs and expenses incurred by Agent in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  Borrower hereby agrees that Agent may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.
11.Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.
12.Counterparts.  This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual

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signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of the Agreement.
13.Miscellaneous. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. For the avoidance of doubt, this Amendment shall be deemed a Loan Document.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:INDEPENDENCE CONTRACT DRILLING INC.

By: /s/ Philip A. Choyce

Name: Philip A. Choyce

Title: EVP & CFO

SIDEWINDER DRILLING LLC

By: /s/ Philip A. Choyce

Name: Philip A. Choyce

Title: EVP & CFO

Amendment No. 5 to Credit Agreement

AGENT AND LENDER:WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Agent and Lender

By: /s/ Seth Setterberg

Name:Seth Setterberg

Title:Authorized Signatory

Amendment No. 5 to Credit Agreement